Private Placement	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Private Placement [Abstract]
Private placement
Note 4—Private Placement
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 300,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a Private Placement for an aggregate purchase price of $3,000,000. Condor Investments V, an affiliate of the representative of the underwriters of the Initial Public Offering invested $500,000 in, and was admitted as a member of, the Sponsor in connection with the closing of the Initial Public Offering in exchange for interests in the Sponsor corresponding to 50,000 Private Placement Units and 200,000 Founder Shares (see Note 5). Each Private Placement Unit consists of one Private Placement Share and Private Placement Warrant. Each Private Placement Warrant will become exercisable 30 days after the completion of the initial Business Combination and will not expire except upon liquidation; provided, however, that for so long as they are held by BTIG or its affiliates or associated persons, the Private Placement Warrants will not be exercisable more than five years from the commencement of sales in the Initial Public Offering in accordance with Financial Industry Regulatory Authority (“FINRA”) rules. If the initial Business Combination is not completed within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).

Note 4—Private Placement
The Sponsor has committed to purchase an aggregate of 300,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement that will close simultaneously with the Proposed Offering. Condor Investments V, the representative of the underwriters of this offering, will commit to invest $500,000 in, and will be admitted as a member of, the Sponsor in connection with the closing of the Proposed Offering in exchange for interests in the Sponsor corresponding to 50,000 Private Placement Units and 200,000 founder shares (see Note 5). Each Unit consists of one Public Share and one-fourth of one warrant (each, a “Private Warrant”). Each Private Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustments. Each warrant will become exercisable 30 days after the completion of the Initial Business Combination and will not expire except upon liquidation. If the Initial Business Combination is not completed within 24 months from the closing of the Proposed Offering (or 27 months from the closing of the Proposed Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the Proposed Offering), the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).
The Company expects to grant the underwriters a 45-day option to purchase up to 4,500,000 additional Units to cover any over-allotments at the Proposed Offering price less the underwriting discounts and commissions. The Units that would be issued in connection with the over-allotment option would be identical to the Units issued in the Proposed Offering.